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                                                                    EXHIBIT 10.6

                                  SUBORDINATED
                                 PROMISSORY NOTE

$500,000                                                           July 24, 2002


     FOR VALUE RECEIVED, the undersigned, CYBEX INTERNATIONAL, INC., a New York corporation (the "Obligor"), does hereby promise to pay to the order of UM HOLDINGS, LTD., a New Jersey corporation (the "Lender"), as hereinafter provided, the principal sum of Five Hundred Thousand Dollars ($500,000), together with interest on the unpaid principal hereof from the date of this Note until paid, at the rate of 10% per annum.

     Both the principal of and interest on this Note are payable in lawful money of the United States of America.

     This Note is subject to the terms and provisions of the subordination agreement dated July 24, 2002 (the "Subordination Agreement") among Obligor, Lender, Wachovia Bank, National Association, as agent for the lenders named therein, and such lenders, including the provisions thereof subordinating the payment of the principal, interest, fees and costs hereunder to the payment in full of all Obligations (as defined in the Subordination Agreement), as more fully therein provided. Subject to the Subordination Agreement, the principal of and interest on this Note shall become payable in full on the later of January 1, 2004 or one business day after all Obligations (as defined in the Subordination Agreement) shall have been indefeasibly paid in full.

     If any one or more of the following Events of Default shall occur:

          A. A failure to pay the principal of or interest on this Note when due, and the continuance of such default 30 days after written notice thereof shall have been provided by the Lender to the Obligor; or

          B. A material attachment, garnishment, levy or lien shall be made, issued or filed against any of the assets of the Obligor, and such action shall not be discharged within sixty days; or

          C. The Obligor shall (i) apply for, consent to or permit the appointment of a receiver, trustee or liquidator of the Obligor or of all or a substantial part of its assets, (ii) be unable, or admit in writing its inability, to pay debts as they mature, (iii) make a

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general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, or (v) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors or to take advantage of any insolvency law, or any answer admitting the material allegations of a petition filed against the Obligor in any such proceeding;

then in any such event, but subject to the Subordination Agreement, the holder of this Note may at any time thereafter (unless all such Events of Default shall theretofore have been fully cured to the satisfaction of such holder, and all costs and expenses, including without limitation attorneys's fees and expenses, incurred by or on behalf of such holder shall have been paid by the Obligor), by notice to the Obligor, declare the entire outstanding principal of this Note to be due and payable immediately, and upon such declaration such principal, and all accrued but unpaid interest, shall become and be immediately due and payable, without further notice.

     Subject to the Subordination Agreement, this Note may at the option of the Obligor at any time or from time to time be prepaid, in whole or in part, without penalty or premium.

     The principal of and interest on this Note is subject to automatic conversion into shares of the Common Stock of the Obligor, in the event and on the terms more fully provided in Section 4 of the Subordination Agreement.

     Should the indebtedness represented by this Note or any part thereof be collected in any proceeding or placed in the hands of attorneys for collection, the Obligor agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Obligor expressly waives presentment, demand, protest or any other notice whatsoever.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Note on the day and year first above written.

                          CYBEX INTERNATIONAL, INC.


                          By: /s/ Arthur W. Hicks, Jr., Chief Financial Officer
                              -------------------------------------------------
                              Authorized signatory